UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

SEMINIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26519	36-0769130

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California	93030-7967

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(805) 647-1572

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1 Press release dated September 29, 2003, issued by Seminis, Inc., announcing that it has completed its previously disclosed merger with Seminis Merger Corp.

Item 12. Results of Operations and Financial Condition

(d)	On September 29, 2003, the Company issued a press release reporting that it had completed its previously disclosed merger with Seminis Merger Corp. As a result of the Merger, investment funds managed by Fox Paine & Company LLC, and Savia S.A. de C.V. along with certain related entities, acquired control of Seminis. As a result, Seminis will be privately held, will no longer be a subsidiary of Savia, and Seminis’ shares will no longer be listed on the Nasdaq National Market. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.

Date: October 2, 2003	By:	/s/ Gaspar Alvarez Martinez

	Name: Title:	Gaspar Alvarez Martinez Vice President, Finance and Worldwide Corporate Comptroller